Investor Presentation April 2013 Exhibit 99.2

Disclosure Statements
This presentation and statements made by representatives of Matador Resources Company (“Matador” or the
“Company”) during the course of this presentation include “forward-looking statements” within the meaning of Section 27A of the Securities Act of
1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. “Forward-looking statements” are statements related to future, not past, events. Forward-looking statements are based on current expectations and include any statement that does not directly relate to a current or historical fact.  In this context, forward-looking statements often address expected future business and financial performance, and often contain words such as “could,” “believe,” “would,” “anticipate,” “intend,” “estimate,” “expect,” “may,” “should,” “continue,” “plan,” “predict,”
“potential,” “project” and similar expressions that are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Actual results and future events could differ materially from those anticipated in such statements, and such forward-looking statements may not prove to be accurate. These forward-looking statements involve certain risks and uncertainties, including, but not limited to, the following risks related to our financial and operational performance: general economic conditions; our ability to execute our business plan, including whether our drilling program is successful; changes in oil, natural gas and natural gas liquids prices and the demand for oil, natural gas and natural gas liquids; our ability to replace reserves and efficiently develop our current reserves; our costs of operations, delays and other difficulties related to producing oil, natural gas and natural gas liquids; our ability to make acquisitions on economically acceptable terms; availability of sufficient capital to execute our business plan, including from our future cash flows, increases in our borrowing base  and otherwise; weather and environmental conditions; and other important factors which could cause actual results to differ materially from those anticipated or implied in the forward-looking statements. For further discussions of risks and uncertainties, you should refer to Matador’s SEC filings, including the “Risk Factors” section of Matador’s most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form
10-Q. Matador undertakes no obligation and does not intend to update these forward-looking statements to reflect events or circumstances occurring after the date of this presentation, except as required by law, including the securities laws of the United States and the rules and regulations of the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation.  All forward-looking statements are qualified in their entirety by this cautionary statement.
The Securities and Exchange Commission (SEC) permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable and possible reserves.  Potential resources are not proved, probable or possible reserves.  The SEC’s guidelines prohibit
Matador from including such information in filings with the SEC.
Safe Harbor Statement –
Cautionary Note –

Company Summary

Company Overview
Completed IPO of 14,883,334 shares (12,209,167 primary) including overallotment at $12.00/share in March 2012
Exchange: Ticker NYSE: MTDR
Shares Outstanding
(1)
55.84 million common shares
Share Price
(1)
$8.83/share
Market Capitalization
(1)
$493.1 million
2012 Actual                                2013 Guidance
Capital Spending $335 million $310 million
Total Oil Production 1.214 million barrels 1.6 to 1.8 million barrels
Total Natural Gas Production
12.5 billion cubic feet 11.0 to 12.0 billion cubic feet
Oil and Natural Gas Revenues $156.0 million $200 to $220 million
(2)
Adjusted EBITDA
(3)
$115.9 million $140 to $160 million
(2)
(1) As of April 11, 2013
(2) Estimated 2013 oil and natural gas revenues and Adjusted EBITDA at midpoint of production guidance range using late November 2012 strip prices for oil and natural gas, plus property-specific differentials.  Estimated average realized prices for oil and natural gas used in these estimates were $94.00/Bbl and $4.43/Mcf, respectively
(3)
Adjusted EBITDA is a non-GAAP financial measure. For a definition of Adjusted EBITDA and a reconciliation of Adjusted EBITDA to our net (loss) income and net cash provided by operating activities, see Appendix

Founded by Joe Foran in 1983
Foran Oil funded with $270,000 in contributed capital from 17 friends and family members
Foran Oil & Matador Petroleum

Matador History
Matador Resources Company
Founded by Joe Foran in 2003 with a proven management and technical team and board of directors
Grown through the drill bit, with focus on unconventional reservoir plays, initially in Haynesville
In 2008, sold Haynesville rights in approximately 9,000 net acres to Chesapeake for approximately
$180 million; retained 25% participation interest, carried working interest and overriding royalty interest
Relatively early in the play, redeployed capital into the Eagle Ford, acquiring over 30,000 net acres for approximately $100 million, most in 2010 and 2011
Capital spending focused on developing Eagle Ford and transition to oil
IPO in February 2012 (NYSE: MTDR) had net cash proceeds of approximately $136.6 million
Predecessor Entities
(1) Tom Brown purchased by Encana in 2004
Matador Today
Sold to Tom Brown, Inc.
(1)
in June 2003 for an enterprise value of $388 million in an all-cash transaction

IDAHO
UTAH
WYOMING
WYOMING, UTAH, IDAHO
61,897 gross acres / 30,492 net acres [3]
NORTHWEST LOUISIANA AND EAST TEXAS
Production – 4,290 BOE/d [1]
Proved Reserves – 9.4 MMBOE [2]
28,193 gross acres / 24,965 net acres [3]
MATADOR HEADQUARTERS
DALLAS, TEXAS
~80% 2013E CapEx
SOUTHEAST NEW MEXICO AND WEST TEXAS
Production – 30 BOE/d [1]
Proved Reserves – 0.1 MMBOE [2]
25,477 gross acres / 15,117 net acres [3]
SOUTH TEXAS
Production – 6,580 BOE/d [1]
Proved Reserves – 14.3 MMBOE [2]
41,279 gross acres / 27,697 net acres [3]
MATADOR RESOURCES COMPANY TOTALS
Production – 10,900 BOE/d [1]
Proved Reserves – 23.8 MMBOE [2]
156,846 gross acres / 98,271 net acres [3]
Matador RESOURCES COMPANY
AREAS OF ACTIVITY

Daily Production @ 3/31/13
(1)
10,900 BOE/d
Oil Production (% total) 5,100 Bbl/d (47%)
Gas Production (% total) 34.7 MMcf/d (53%)
Proved Reserves @ 12/31/12 23.8 million BOE
% Proved Developed 58%
% Oil 44%
2013E CapEx $310 million
% South Texas ~82%
% Oil and Liquids ~98%
2013E Anticipated Drilling 31.3 net wells
South Texas 27.4 net wells
West Texas / New Mexico 3.0 net wells
Gross Acreage
(2)
156,846 acres
Net Acreage
(2)
98,271 acres
Identified Drilling Locations
(3)(4)
873 gross / 413 net
(1) Estimated average daily production for the three months ended March 31, 2013
(2) At April 9, 2013
(3) At December 31, 2012
(4) Engineered Tier 1 and Tier 2 locations identified for potential future drilling, including specified production units and estimated lateral lengths, costs and well spacing using objective criteria for designation.
Matador Resources Snapshot

Investment Highlights
Strong Financial Position and Prudent Risk Management
High Quality Asset Base in Attractive Areas
Eagle Ford provides immediate oil-weighted value and upside
Expanding acreage position in Delaware Basin in West Texas
Other key assets provide long-term option value on natural gas, with Haynesville, Bossier and Cotton
Valley assets all essentially held by production (HBP)
Proven Management and Technical Team and Active Board of Directors
Management averaging over 25 years of industry experience
Board with extensive industry experience and expertise as well as significant company ownership
Strong record of stewardship for nearly 30 years
Strong Growth Profile with Increasing Focus on Oil / Liquids
Oil production up almost five-fold in 2011 and up almost eight-fold in 2012
2013E capital expenditure program focused on oil and liquids exploration and development

Thousand Bbl
22
37
30
33
154
1,214
1,700
2007
2008
2009
2010
2011
2012
2013E

in millions
$14.0
$30.6
$19.0
$34.0
$67.0
$156.0
$210.0
2007
2008
2009
2010
2011
2012
2013E

in millions
$8.1
$18.4
$15.2
$23.6
$49.9
$115.9
$150.0
2007
2008
2009
2010
2011
2012
2013E

Matador RESOURCES COMPANY

Matador’s Continued Growth

(1)  Adjusted EBITDA is a non-GAAP financial measure. For a definition of Adjusted EBITDA and a reconciliation of Adjusted EBITDA to our net (loss) income andnet cash provided by operating activities, see Appendix
Note: 2013E at the mid-point of 2013 guidance, respectively
TOTAL OIL AND
TOTAL OIL PRODUCTION NATURAL GAS REVENUES
ADJUSTED EBITDA
(1)

Growth in PV-10
(1)
from Proved Reserves
2008
(2)
2009
(2)
2010
(2)
2011
(2)
2012
(2)
(1)  PV-10 is a non-GAAP financial measure.  For a reconciliation of Standardized Measure (GAAP) to PV-10 (non-GAAP), see Appendix
(2)  At December 31 of each respective year

$41.00 oil
$5.71  gas
$57.65 oil
$3.87  gas
$75.96 oil
$4.38  gas
$92.71 oil
$4.12  gas
$91.21 oil
$2.76  gas
SEC Pricing
Oil, $/Bbl
Gas, $/MMBtu
$0
$50
$100
$150
$200
$250
$300
$350
$400
$450
$500

Eagle Ford South Texas

Proved Reserves @ 12/31/12 14.3 million BOE
% Proved Developed 46%
% Oil / Liquids 72%
Daily Oil Production
(2)
5,050 Bbl/d
Gross Acres
(3)
41,279 acres
Net Acres
(3)
27,697 acres
Eagle Ford
(3)(4)
27,697 acres
Austin Chalk
(3)(4)
17,171 acres
2013E Anticipated Drilling 27.4 net wells
2013E CapEx Budget $242.7 million
Identified Drilling Locations
(3)(5)
274 gross / 221 net

Eagle Ford and Austin Chalk Overview
Drilled and completed 38 gross / 36.5 net
operated wells to date
(1)
Acreage positioned in some of the most
active counties for Eagle Ford and Austin
Chalk
Two rigs running, primarily focused on oil
and liquids
2013E capital expenditure program
focused on oil and liquids development
Proved reserves growth from 4.7 million
BOE at December 31, 2011 and less
than 0.1 million BOE at December 31,
2010
(1)
Total drilled and completed wells operated by Matador as of March 31, 2013
(2)
Estimated average daily oil production for the three months ended March 31, 2013
(3)
At April 9, 2013
(4)
Some of the same leases cover the net acres shown for Eagle Ford and Austin Chalk. Therefore, the sum for both formations is not equal to the total net acreage
(5)
Engineered Tier 1 and Tier 2 locations identified for potential future drilling, including specified production units and estimated lateral lengths, costs and well spacing using objective criteria for designation.

Value of Proved Reserves Up 70% and Shifting to Oil Over Past Year
Eagle Ford
$393.6 million, 93%
Haynesville
$21.8 million, 5%
Cotton Valley
$5.9 million, 1%
SE New Mexico
$2.0 million, 0%
December 31, 2012
PV-10
(1)
: $423.2 million
(2)
(Standardized Measure = $394.6 million)
Proved Producing Reserves PV-10
(1)
: $297.5 million
Haynesville
$96.6 million, 39%
Cotton Valley
$19.5 million, 8%
Eagle Ford
$130.2 million, 52%
SE New Mexico
$2.4 million, 1%
December 31, 2011
PV-10
(1)
: $248.7 million
(Standardized Measure = $215.5 million)
Proved Producing Reserves PV-10
(1)
: $154.1 million
(1) PV-10 is a non-GAAP financial measure. For a reconciliation of Standardized Measure (GAAP) to PV-10 (non-GAAP), see Appendix
(2) Future undiscounted net revenue of $704.2 million using YE 2012 SEC pricing of $91.21/Bbl oil and $2.757/MMBtu gas

Anadarko
Kinder Morgan
Carrizo
Chesapeake
EOG
Marathon
BHP Billiton
Pioneer
SM Energy
Shell
Matador
Guadalupe
Bexar
Gonzales
Wilson
Medina
Zavala
Atascosa
Frio
Karnes
Dewitt
Goliad
Bee
La Salle
Dimmit
McMullen
Live Oak
OIL FAIRWAY
COMBO LIQUIDS / GAS FAIRWAY
DRY GAS FAIRWAY
KKR / HILCORP
June 2010
~$10,000 / acre
MARATHON / PALOMA
May 2012
+$30,000 / acre
HUNT / MARUBENI
January 2012
+$20,000 / acre
CNOOC / CHESAPEAKE
October 2010
+$11,000 / acre
TALISMAN-STATOIL / ENDURING
October 2010
+$13,000 / acre
MARATHON / HILCORP
June 2011
+$24,000 / acre
SHELL / HARRISON RANCH
March 2010
~$10,000 / acre

-
-
-
-
-
-
-

Highlights

Eagle Ford Properties are in Good Neighborhoods
Matador’s acreage in
counties with robust
transaction activity – “good
neighborhoods”
Transaction values ranging
from $10,000 to $30,000 per
acre
Matador’s Eagle Ford
position approximately
28,000 net acres
Acreage in both the eastern
and western areas of the
play
Approximately 90% of
acreage in prospective oil
and liquids windows
Acreage offers potential for
Austin Chalk, Buda, Pearsall
and other formations
Good reputation with land and mineral owners
Note:  All Matador acreage at April 9, 2013 and all other acreage based on public information

Nickel Ranch
Hennig
Lewton
Finney
Keseling
Love
Cowey
ROT/Wilson
Repka
Lyssy
Sickenius
Danysh
Pawelek
MRC/EOG
Glasscock Ranch
Shelton
Pena
ZLS
Newman
Martin Ranch
Northcut
Troutt
Affleck
Sutton

Eagle Ford Properties
EAGLE FORD ACREAGE TOTALS
41,279 gross / 27,697 net acres
EAGLE FORD EAST
7,707 gross / 6,307 net acres
EOG OPERATED, MTDR WI ~21%
11,588 gross / 2,240 net acres
GLASSCOCK (WINN) RANCH
8,891 gross / 8,891 net acres
EAGLE FORD WEST
13,093 gross / 10,259 net acres
Matador Resources Acreage
San Antonio
Uvalde
Medina
Zavala Frio
Dimmit
Webb
Bexar
Atascosa
McMullen
Live Oak
Bee
Goliad
Dewitt
Gonzales
Wilson
DRY GAS FAIRWAY
OIL FAIRWAY
Karnes
La Salle
COMBO LIQUIDS /
GAS FAIRWAY

Note:  All acreage at April 9, 2013

2012 Operated Eagle Ford Completion Results – 24 Hour IP Tests

Well Name County Completion Date Perforated Length
(1)
Top Perf
(2)
Frac Stages Oil IP
(3)(4)
Gas IP
(3)(4)
Oil Equiv IP
(5)
Choke Pressure
Total  (ft.) (ft.) (Bbl/day) (Mcf/day) (BOE/day) (inch) (psi)
2012 Wells
Martin Ranch A 8H La Salle 1/28/2012 6,092 9,559 21 1,089 831 1,228 26/64 1,750
Martin Ranch A 6H La Salle 2/8/2012 6,509 9,550 22 689 1,714 975 26/64 1,650
Martin Ranch A 7H La Salle 2/12/2012 4,902 9,502 17 609 481 689 26/64 1,040
Martin Ranch B 4H La Salle 2/18/2012 3,801 9,701 13 595 968 756 26/64 1,320
Matador Sickenius Orca 1H Karnes 3/16/2012 5,712 10,897 19 785 540 875 26/64 820
Northcut A 1H La Salle 3/23/2012 4,446 9,209 15 583 592 682 26/64 1,000
Matador Danysh Orca 1H Karnes 4/1/2012 4,962 11,537 17 1,012 1,126 1,200 26/64 1,175
Northcut A 2H La Salle 5/1/2012 4,503 9,273 15 758 761 885 24/64 950
Matador Pawelek Orca 1H Karnes 6/5/2012 6,103 11,231 20 670 739 793 16/64 2,510
Matador Pawelek Orca 2H Karnes 6/7/2012 6,202 11,240 28 861 755 987 16/64 2,460
Matador Danysh Orca 2H Karnes 6/10/2012 5,115 11,331 17 750 746 874 16/64 2,675
Glasscock Ranch 1H Zavala 6/27/2012 5,352 7,166 18 307 0 307 pump 140
Matador K. Love Orca 1H DeWitt 8/10/2012 5,077 13,048 17 1,793 2,171 2,155 16/64 5,280
Matador K. Love Orca 2H DeWitt 8/11/2012 4,871 12,830 17 1,757 2,126 2,111 16/64 5,900
Northcut B 2H LaSalle 9/6/2012 4,777 9,131 16 410 315 463 16/64 1,175
Northcut B 1H LaSalle 9/12/2012 4,798 9,085 16 423 169 451 16/64 1,500
Matador Sickenius Orca 2H Karnes 9/16/2012 5,982 10,829 25 851 556 944 16/64 2,000
Martin Ranch A 12H LaSalle 10/4/2012 4,897 9,507 21 640 1,955 966 16/64 1,680
Matador K. Love Orca 4H DeWitt 11/4/2012 4,012 12,611 14 1,509 841 1,649 16/64 4,900
Matador K. Love Orca 3H DeWitt 11/6/2012 4,777 12,787 16 1,456 1,585 1,720 16/64 4,775
Martin Ranch B 13H LaSalle 11/22/2012 5,364 9,476 23 519 162 546 14/64 2,125
Martin Ranch B 9RH LaSalle 11/25/2012 5,364 9,428 23 482 240 522 14/64 2,000
Frances Lewton 2H DeWitt 12/5/2012 6,277 13,072 21 1,178 4,203 1,879 14/64 6,150
Matador Cowey Orca 1H DeWitt 12/9/2012 3,332 13,593 13 580 3,325 1,134 12/64 8,000
Northcut A 4H LaSalle 12/18/2012 4,592 9,069 16 395 139 418 14/64 1,580
Average 5,113 18.4 828  Bbl/day 1,082  Mcf/day 1,008 BOE/day
1) Total length of perforated lateral from the first perforation to the last perforation
2) Top perf is measured depth
3) Rates as reported to the Texas Railroad Commission via W-2 or G-1 form
4) Rates are based on actual, stabilized, 24 hour production on a constant choke size
5) Oil equivalent rates are based on a 6:1 ratio of six Mcf gas per one Bbl oil

Eagle Ford Well Costs Declined During 2012 – Western Acreage

$0
$2,000,000
$4,000,000
$6,000,000
$8,000,000
$10,000,000
$12,000,000
1 2 3 4 5 6 7 8 9 10 11 12
Total Cost
5000' Normalized Cost
Note: Wells are displayed in chronological order.  Wells drilled and completed using two casing strings.  Well drilling and completions costs only; costs do not include pipelines and lease facilities.

Eagle Ford Well Costs Declined During 2012 – Eastern Acreage

$0
$2,000,000
$4,000,000
$6,000,000
$8,000,000
$10,000,000
$12,000,000
1 2 3 4 5 6 7 8 9 10
Total Cost
5000' Normalized Cost
Note: Wells are displayed in chronological order.  Wells drilled and completed using two casing strings.  Well drilling and completions costs only; costs do not include pipelines and lease facilities.

Average Frac Stage Cost per Well

$0
$50,000
$100,000
$150,000
$200,000
$250,000
$300,000
$350,000
$400,000
$450,000
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32
     Bauxite               White Sand             Resin-Coated Sand
Note: Wells are displayed in chronological order; includes all Matador operated wells drilled and completed through December 31, 2012

Well Cost, millions
$7.0
$8.0
$10.0
$12.0
Western Acreage
Eastern Acreage
Rate of Return, %
0
20
40
60
80
100
120
140
160
180
200
100
200
300
400
500
600
700
Estimated Ultimate Recovery (EUR), MBOE

Eagle Ford Well Estimated ROR as a Function of EUR and Well Cost

Note: Individual well economics only.  NGL price differential +$1.85/Mcf.  Oil price differential +$7.00/Bbl.
$90.00/Bbl NYMEX oil;
$3.00/Mcf NYMEX natural gas

Recent Technical Advancements in the Eagle Ford
Rotary Steerable Tools
Drilling time in curve and lateral reduced by two days
Measurement While Drilling (MWD) telemetry closer to drill bit
Improves ability to stay in “sweet-spot”
Removes sumps and high-angle curves
Improved frac design
Increases Stimulated Rock Volume (SRV)
Tighter fracture spacing (25% more fractures than previous design)
35 Bbl/ft Frac fluid (75% increase from previous design)
Zipper Fracs (simultaneous frac operations)
Daily fixed cost reduced by 20%
Increases drainage efficiency
Choke size reduction
Delays effects of pressure-dependent formation permeability
Increases Estimated Ultimate Recovery (EUR)
Delays installation of artificial lift
Lowers bottom-hole pressure differential
Mitigates damage to proppant pack
Artificial lift
Pumping units with pump-off controllers on low gas/oil ratio (GOR) wells
Gas-lift valves on high gas/oil ratio (GOR) wells
Electric Submersible Pumps (ESP) to accelerate unloading frac fluids

South Texas - Days (Spud to TD) vs Depth
Measured Depth (ft)
0
2,000
4,000
6,000
8,000
10,000
12,000
14,000
16,000
18,000
20,000
Days
0
10
20
30
40
50
60
Matador

Drilling Times and Efficiencies 21 Note: As of January 25, 2013 * Bold wells utilized rotary steerable systems First 4 Wells Recent Wells

0
1000
2000
3000
4000
5000

Matador Resources Company

San Antonio
Multi-Pay Fairway
with Pearsall, Austin Chalk and Buda potential
OIL FAIRWAY OIL FAIRWAY
DRY GAS FAIRWAY DRY GAS FAIRWAY
Emerging Multi-Pay Area in Eagle Ford Oil Fairway and MTDR Acreage
Note:  All acreage at April 9, 2013
Medina
Zavala
Frio
Dimmit
La Salle
Webb
Bexar
Atascosa
McMullen
Dewitt
Gonzales
Wilson
Karnes
Live Oak
Bee
Goliad
Guadalupe
Uvalde
Matador Resources Acreage

Delaware Basin Southeast New Mexico and West Texas

Gross Acres
(1)
25,477 acres
Net Acres
(1)
15,117 acres
Southeast New Mexico / West Texas
Foothold of existing production and
reserves
Acreage position in good neighborhoods,
surrounded by other operators’ ongoing
drilling
In March and April 2013, acquired
approximately 9,617 gross and 7,446 net
acres in Lea and Eddy Counties, New
Mexico for approximately $11.3 million
Company considers 17,795 gross and
13,049 net acres to be prospective for the
Wolfcamp, Bone Spring and other oil and
liquids-rich targets
(1) Acreage at April 9, 2013
RANGER-
QUERECHO
WOLF
INDIAN
DRAW
LOVING

PERMIAN
Formation
Lith
Reservoir Name
Prod
Delaware Mtn.
Brushy Canyon
Bone Spring Limestone
Leonard Shale
Upper Avalon Shale
Middle Avalon Carbonate
Lower Avalon Shale
1st Bone Spring Carbonate
1st Bone Spring Sand
Bone Spring
2nd Bone Spring Carbonate
2nd Bone Spring Sand
3rd Bone Spring Carbonate
3rd Bone Spring Sand
Wolfcamp
Wolfcamp Shale

Matador

Wolfbone Play in the Delaware Basin (West Texas) Stratigraphic Column
Avalon Shale
Depth: 7,900’ – 8,300’ (Oil Window)
Density Porosity: 12-14%
Thickness: 300-500 ft.
Normal Pressure (0.45 psi/ft.)
Total Organic Carbon (TOC) 5-8%
XRD: 15-20% clay and 40-60% silica
IP: 100-270 Bbl/d   200-1,200 Mcf/d
Middle Wolfcamp
Depth: 11,500’ – 12,000’
Density Porosity: 12-15%
Thickness: 200-300 ft.
Geopressure (0.7psi/ft.)
Total Organic Carbon (TOC) 2-4%
Upper Wolfcamp
Depth: 10,500’ – 10,600’ (Oil Window)
Density Porosity: >10%
Thickness: 280-350 ft.
Geopressure (0.7psi/ft.)
IP: 121-900 Bbl/d   250-3,300 Mcf/d
Horizontal Targets
1
st
2
nd
3
rd
Bone Spring
Depth: 8,500’ – 10,600’ (Oil Window)
Density Porosity: >10%
Thickness: 10-100 ft.
Normal Pressure (0.45 psi/ft.)
IP: 10-600 Bbl/d   500-2,500 Mcf/d
Note:  Information from public sources

Bone Spring / Upper Wolfcamp Type Log

Bone Spring Lime.
1st Bone Spring Sand
2nd Bone Spring Sand
3rd Bone Spring Sand
Wolfcamp

Ranger Prospect Area: Proposed Wolfbone
Multi-Zone Exploration Program and Surrounding Results
Concho
Stratojet 31 State #1H
2 Bone Spring
18 mo.cum:
316 MBO; 378 MMcf
Cimarex Energy
Lynch 23 Fed #1H
3 Bone Spring
13 mo.cum:
142 MBO; 99 MMcf
Legacy Operating
Lee Unit 4H
3 Bone Spring
16 mo.cum:
63 MBO; 55 MMcf
Concho
AirCobra 12 #2H
3 Bone Spring
17 mo.cum:
246 MBO; 132 MMcf
XOG Operating
(Vertical well)
Jordan B #1
Wolfcamp
20 years cum:
386 MBO; 5 Bcf
Concho
(Vertical well)
Neuhaus 14 Fed #2
Wolfcamp
8 years cum:
156 MBO; 2 Bcf

Proposed location for
Matador 2013 test well
3 Rivers Oper
Eagle 2 State 6H
3 Bone Spring
2 mo.cum:
32 MBO; 13 MMcf
Cimarex Energy
Mallon 35 Fed 4H
3 Bone Spring
19 mo.cum:
33 MBO; 20 MMcf
Amtex Energy
Teapot 2H
2 Bone Spring
1 mo.cum:
52 MBO; 37 MMcf
Concho
Condor State #1H
2 Bone Spring
IP (Oct 2012)
339 BOPD
Concho
Haumea St. #2H
2 Bone Spring
Completed March 2013
Now Flowing Back
nd
rd
rd
rd
nd
nd
nd
rd
rd
Note: All acreage at April 9, 2013.  Well information from public sources.

Bone Spring / Upper Wolfcamp
Type Log
Bone Spring LM.
Avalon Shale
Base Avalon Shale
1st Bone Spring Sand
2nd Bone Spring Sand
3rd Bone Spring Sand
Wolfcamp.

Matador Resources Company

Wolf Leasehold:  Proposed Wolfbone
Multi-Zone Exploration Program and Surrounding Results
Wolf Energy
Wolf #1
(Vertical well)
3 BS / Upr Wolfcamp
33 years cum:
58 MBO; 620 MMcf
Wolf Energy
Dorothy White #1
(Vertical well)
3 BS / Upr Wolfcamp
17 years  cum:
25 MBO; 92 MMcf
Chesapeake
Johnson 1-88 Lov #1H
Wolfcamp
10 mo.cum:
72 MBO; 295 MMcf
Chesapeake
Johnson 1-86 (1H)
Wolfcamp
17 mo.cum:
122 MBO; 344 MMcf
Chesapeake
Johnson 1-76 (1H)
Wolfcamp
22 mo.cum:
140 MBO; 475 MMcf
Energen
Grayling 1-69
IP: 791 BOPD 7.3 MMcf/d
3,500 psi FTP
4 mo.cum: 40 MBO; 370 MMcf on
restricted choke
Energen
Black Mamba 1-57
Wolfcamp
3 mo.cum:
61 MBO; 180 MMcf
Proposed location for
Matador 2013 test well

Note: All acreage at April 9, 2013.  Well information from public sources.
Chesapeake
Johnson 1-75 Lov #1H
Wolfcamp
6 mo.cum:
51 MBO; 120 MMcf
Energen
Bushmaster 1-58
Wolfcamp
4 mo.cum:
27 MBO; 100 MMcf
Energen
Katie 1-72
Wolfcamp
5 mo.cum:
40 MBO; 120 MMcf
OXY
Reagan-McElvain #1H
Spud 6/27/2012
IP: 570 BOPD 2.6 MMcf/d
2 mo.cum:
37 MBO; 92 MMcf
rd
rd

Haynesville & Cotton Valley Northwest Louisiana and East Texas

16N 14W
16N 13W
16N 12W
16N 11W
16N 10W
16N 9W
15N 14W
15N 12W
15N 11W
15N 10W
15N 9W
13N 14W
13N 13W
13N 12W
13N 11W
13N 10W
13N 9W
12N 12W
12N 11W
12N 10W
12N 9W
HAYNESVILLE OPERATORS
MATADOR
CALLON
CHESAPEAKE
ENCANA
EXCO
GOODRICH
J-W
PETROHAWK
QUESTAR
SAMSON
SHELL

Matador

Tier 1 Haynesville and Elm Grove Cotton Valley Acreage Positions –
Almost all prospective Haynesville acreage is HBP
Note: All acreage at April 9, 2013
CADDO
BOSSIER
BIENVILLE
RED RIVER
Elm Grove Cotton Valley:
49 Net Locations
Matador Operated
Acreage: 9,980 gross, 9,800 net
Locations: 71 gross, 49 net (@ 3-4
locations/section)
Potential Resource
(1)
: 135 – 170 Bcf net
Tier 1 Haynesville:
50 Net Locations
Acreage: 12,568 gross, 5,737 net
Locations: 397 gross, 50 net (@ 7
locations/section)
Potential Resource
(1)
: 250 – 310 Bcf net
MTDR CV Horizontal
T. Walker #1H
MTDR Haynesville
Williams (BLM) #1H
TIER 1: 6 – 10+ Bcf
TIER 2: 4 – 6 Bcf
TIER 3: 2 – 4 Bcf

Note: Matador does not include any of this potential resource inits proved natural gas reserves at December 31, 2012
MTDR Haynesville
L.A. Wildlife #1H
(1) Potential resource should not be considered  proved  natural gas reserves.  Potential resource may be converted to proved  natural gas reserves as a result of successful drilling operations and higher natural gas prices

300
275
250
225
200
175
150
125
100
75
50
25
0
Rate of Return, %
8 Bcf - $8.0 MM D&C Cost
9 Bcf - $8.0 MM D&C Cost
10 Bcf - $8.0 MM D&C Cost
8 Bcf - $9.0 MM D&C Cost
9 Bcf - $9.0 MM D&C Cost
10 Bcf - $9.0 MM D&C Cost
3
3.5
4
4.5
5
5.5
6

30 Haynesville Well Economics – Tier 1 Area Note: Individual well economics only. D&C cost = drilling and completion cost. Natural gas price differential = ($0.85)/Mcf. Natural Gas Price, $/Mcf

100.0
90.0
80.0
70.0
60.0
50.0
40.0
30.0
20.0
10.0
0.0
ROR, %
4.0 Bcf - $5.6 MM D&C Cost
5.0 Bcf - $5.6 MM D&C Cost
6.0 Bcf - $5.6 MM D&C Cost
4.0 Bcf - $6.6 MM D&C Cost
5.0 Bcf - $6.6 MM D&C Cost
6.0 Bcf - $6.6 MM D&C Cost
$3.50
$4.00
$4.50
$5.00
$5.50
$6.00

31 Cotton Valley Horizontal Well Economics Note: Individual well economics only. D&C cost = drilling and completion cost. Natural gas price differential = (10%) Natural Gas Price, $/Mcf

Gracie Wyoming, Utah and Idaho

Matador Gracie Project Total Prospect Acreage
IDAHO
UTAH
WYOMING
61,897 gross acres
30,492 net acres
Crawford Federal  #1H

Note: All acreage at April 9, 2013
Crawford Federal #1H
completion scheduled
for summer 2013

FOSSIL BASIN AREA AND ITS RELATIONSHIP TO THE ABSAROKA THRUST FAULT SYSTEM

AGE
FORMATION OR GROUP
LITHOLOGY
THICKNESS
% T.O.C.
FACIES
TERTIARY
OLIGOCENE
EOCENE
PALEOCENE
NORWOOD
FOWKES
GREEN RIVER
WASATCH
"MAIN BODY"
EVANSTON
HAMS FORK
CRETACEOUS
UPPER
LOWER
KELVIN
ADAVILLE
HILLIARD
FRONTIER
ASPEN
BEAR RIVER
GANNETT
JURASSIC
STUMP-PREUSS
TWIN CREEK
NUGGET
TRIASSIC
ANKAREH
THAYNES
WOODSIDE
DINWOODY
PERMIAN
PHOSPHORIA
PERMO – PENN
PENNSYLVANIAN
WELLS
WEBER
MORGAN
MISSISSIPPIAN
MISSION CANYON
LODGEPOLE
MADISON
DEVONIAN
THREE FORKS
JEFFERSON
DARBY
ORDOVICIAN
BIGHORN
CAMBRIAN
GALLATIN
DEATH CANYON
GROS VENTRE
FLATHEAD
PRECAMBRIAN
M – MARINE; L.R. – LOCALLY RESTRICTED
D – DELTAIC ; C – CONTINENTAL
PREFERRED GLIDE PLANE
DETACHMENT PRONE
OIL AND GAS PRODUCING HORIZON

Southwest Wyoming Stratigraphy and Target Zones
Lamberson, Paul, 1982, The Fossil Basin
and its Relationship to the
Absaroka Thrust System,
Wyoming and Utah, RMAG
13% TOC
Meade Peak Shale
Cretaceous Shales
2% TOC
Crawford Federal #1:
Drilled straight hole in late 2011
Encountered 161’ Meade Peak with 46’
of main pay
Recovered 50’ conventional core
across pay zone
TOC
ave
4.52%  (Maximum 14.2%)
Thermally mature: Ro 1.69%
Porosity Average: 3.0– 5.0%
Micro-Darcy Permeability
Drilled 2,500-ft horizontal lateral in late
2012; plan to complete in summer 2013

2013 Capital Investment Plan

2013 Capital Investment Plan Highlights

2013 projected capital expenditures of approximately $310 million
Drill and complete or participate in 48 gross/31.3 net wells in 2013
Including 31.0 gross/25.8 net Eagle Ford Shale and 3.0 gross/3.0 net Bone Spring/Wolfcamp
Also includes 3.0 gross/1.6 net exploratory Austin Chalk, Buda and Edwards tests
Includes approximately $25 million for pipelines/facilities and $25 million for land/seismic acquisition
Compares to 2012 Drilling Program of 28 gross / 24.5 net wells for $334.6 million in capital expenditures
2013 expenditures are estimated to be funded 50% through cash flows and 50% through borrowings under revolving credit facility
2013 Production Expectations
Oil production of 1.6 to 1.8 million barrels – mid-point up 40% from 1.2 million barrels in 2012
Natural gas production of 11.0 to 12.0 Bcf – mid-point down 8% from 12.5 Bcf in 2012
2013 Financial Expectations
Oil and natural gas revenues
(1)
of $200 to $220 million – mid-point up 35% from $156.0 million in 2012
Adjusted EBITDA
(1)(2)
of $140 to $160 million – mid-point up 29% from $115.9 million in 2012
Total borrowings outstanding estimated to be $310 to $320 million at YE 2013
Maintain financial discipline by funding 2013 capital expenditures through operating cash flows and borrowings under revolving credit facility
2013 oil production volumes well hedged to protect cash flows below about $88/Bbl oil price
Current borrowings are about 1.5x estimated 2013 operational cash flows
(1)  Estimated 2013 oil and natural gas revenues and Adjusted EBITDA at midpoint of production guidance range using late November 2012 strip prices for oil and natural gas, plus property-specific differentials.  Estimated average realized prices for oil and natural gas used in these estimates were $94.00/Bbl and $4.43/Mcf, respectively
(2)  Adjusted EBITDA is a non-GAAP financial measure. For a definition of Adjusted EBITDA and a reconciliation of Adjusted EBITDA to our net (loss) income andnet cash provided by operating activities, see Appendix

2013 Oil Production
Estimated total oil production of 1.6 to
1.8 million barrels
Mid-point is an increase of 40% from
2012
Oil production expected to decline from
year-end 2012 levels in early 2013
– Production delays, shut-ins due to pad drilling,
zipper fracs, etc.
Q1 2013 production of approx. 5,100
Bbl/d exceeded guidance estimates of
approx. 4,000 Bbl/d
2013 Natural Gas Production
Estimated total natural gas production of
11.0 to 12.0 Bcf
Mid-point is a decrease of 8% from 2012
Gas production expected to remain
relatively flat during 2013, but should
include higher percentage of liquids-rich
gas
2013 Production Expectations
Oil Production
(1)
(Bbl/d)
Natural Gas Production
(1)
(MMcf/d)
0
1,000
2,000
3,000
4,000
5,000
6,000
1Q13 2Q13 3Q13 4Q13
0.0
10.0
20.0
30.0
40.0
1Q13 2Q13 3Q13 4Q13
First Quarter 2013
First Quarter 2013
(1) Estimated (as of December 6, 2012) quarterly average oil and natural gas production at midpoint of guidance range

Funding for 2013 Capital Investment Plan

Maintain financial discipline by anticipated funding of 2013 capital expenditures through operating cash flows and borrowings under revolving credit facility
Most of 2013 Eagle Ford program is development drilling and largely de-risked by 2012 results
As of April 9, 2013, 1.2 million barrels of 2013 oil production hedged protecting cash flows below approximately $88/Bbl oil price
Credit facility status at April 9, 2013
Borrowing base of $255 million; total facility size of $500 million; facility matures in December 2016
Borrowings outstanding of $215 million
Ability to request quarterly borrowing base increases with growth in oil and natural gas reserves throughout 2013
Estimated borrowings outstanding of $310 to $320 million at YE 2013
Additional flexibility to manage liquidity
No long-term drilling rig or service contract commitments
$25 million estimated for discretionary land/seismic acquisitions
No significant non-operated well obligations
Simple capital structure; no high-yield debt or convertibles on balance sheet

Continued Oil/Liquids Focus to Fuel 2013 Growth
2013 Anticipated Drilling 2013E CapEx
Gross Wells Net Wells (in millions)
Total Total % Total %
South Texas
Eagle Ford Shale 31.0              25.8              82.4%   $217.0 70.1%
Austin Chalk, Buda, Edwards 3.0                1.6                5.1%     $5.9 1.9%
Facilities/Pipelines/Etc. -                     -                     -           $19.8 6.4%
Area Total 34.0              27.4              87.5%   $242.7 78.4%
West Texas/Southeast New Mexico
Bone Spring/Wolfcamp 3.0                3.0                9.6%     $30.2 9.8%
Facilities/Pipelines/Etc. -                     -                     -           $5.4 1.7%
Area Total 3.0                3.0                9.6%     $35.6 11.5%
Northwest Louisiana
Haynesville Shale 10.0              0.5                1.6%     $5.1 1.7%
Southwest Wyoming
Meade Peak Shale 1.0                0.4                1.3%     $1.0 0.3%
Other
Land/Seismic/Etc. -                     -                     -           $25.0 8.1%
Total 48.0              31.3              100.0% $309.4 100.0%

EAGLE FORD EAST
7,707 gross / 6,307 net acres
EOG OPERATED, MTDR WI ~21%
11,588 gross / 2,240 net acres
GLASSCOCK (WINN) RANCH
8,891 gross / 8,891 net acres
EAGLE FORD WEST
13,093 gross / 10,259 net acres
San Antonio
Zavala
Frio
Dimmit
La Salle
Webb
Bexar
Atascosa
McMullen
Dewitt
Gonzales
Wilson
COMBO LIQUIDS /
GAS FAIRWAY
DRY GAS FAIRWAY
OIL FAIRWAY
Glasscock
Ranch
Shelton
Newman ZLS
Martin Ranch
Northcut
Affleck
Troutt
Sutton
MRC/EOG
Pawelek
Danysh
Sickenius
Lyssy
Repka
RCT Wilson
Love
Cowey
Keseling
Finney
Lewton
Hennig
Nickel
Ranch
Pena
Matador Resources Acreage
Karnes
13
2
2
1
3
4 (Non-Op)
4
1 (Buda – Non-Op)
1 (Edwards – Non-Op)
1
1
1 (Austin Chalk)
2013 South Texas Drilling Plan
EAGLE FORD ACREAGE TOTALS
41,279 gross / 27,697 net acres
Potential Remaining Eagle Ford Drilling Locations*
274 gross/221 net locations
Tier 1 – 155 gross/125 net locations (40 to 80-acre spacing)
Tier 2 – 119 gross/96 net locations (primarily Glasscock Ranch and
Sutton, both HBP, 80 to 120-acre spacing)
No Eagle Ford locations estimated for Atascosa acreage
Numbers do not include any potential locations for other horizons –
e.g., Austin Chalk, “Chalkleford”, Buda, Pearsall
*At December 31, 2012
(1)  We define Tier 1 Eagle Ford locations as those locations that we anticipate to have estimated ultimate recoveries of 225,000 Bbl of oil or greater.
(2)  We define Tier 2 Eagle Ford locations as those locations that we anticipate to have estimated ultimate recoveries of between 150,000 Bbl and 225,000 Bbl of oil or locations that are primarily prospective for natural gas.
Note:  All acreage values at April 9, 2013.  Net wells reflect Matador’s working interest ownership.
# - Gross wells planned in 2013;  All Matador
operated Eagle Ford wells unless noted
otherwise
34 gross/27.4 net wells planned in 2013
dina

Matador’s acreage position at April 9, 2013 shown in red.  Note:  Certain additional Matador acreage in Southeast
New Mexico/West Texas not considered prospective as of December 31, 2012.

Southeast NM / West Texas Acreage and 2013 Drilling Plan
RANGER
LOVING
WOLF
SOUTHEAST NM / WEST TEXAS
PROSPECTIVE ACREAGE
17,795 gross / 13,049 net acres
RANGER
4,308 gross / 2,727 net acres
Ranger A2
Primary Target: 2nd Bone Spring Sand
Ranger A1
Primary Targets: Wolfcamp/Bone Spring
WOLF
5,203 gross / 3,057 net acres
# - Matador operated wells planned in 2013
3 gross/3 net horizontal wells planned in 2013
Wolf 1
Primary Target: Wolfcamp Shale

Recent Production and Operational Updates

First Quarter 2013 Production
Q1 2013 oil and natural gas production of approximately 460,000 Bbl and 3.1 Bcf, respectively, compared to approximately 200,000 Bbl of oil and 3.2 Bcf of natural gas produced in Q1 2012
Q1 2013 production was approximately 10,900 BOE per day, including approximately 5,100 Bbl of oil per day and 34.7 MMcf of natural gas per day
- Above the Company’s estimates of approximately 4,000 Bbl of oil per day and 31.1 MMcf of natural gas per day for the quarter as announced at Analyst Day on December 6, 2012
Increase occurred despite about 10% of the Company’s Eagle Ford productive capacity being shut-in and no additional producing wells being added since early February, due to pad drilling and simultaneous hydraulic fracturing operations
March and April 2013 Acreage Acquisitions
Acquired approximately 9,617 gross and 7,446 net acres in Lea and Eddy Counties, New Mexico for approximately $11.3 million
Approximately 17,795 gross and 13,049 net acres of Southeast New Mexico and West Texas acreage considered prospective for the Wolfcamp, Bone Spring and other oil and liquids-rich targets
Expect to begin testing acreage beginning in late April 2013
Filed Universal Shelf Registration Statement on Form S-3
Under the registration statement, when declared effective by the SEC, the Company may offer to the public from time to time in one or more offerings up to $300 million of its senior and subordinated debt securities, common stock, preferred stock, warrants or any combination of the foregoing at prices and on terms that
Matador will decide at the time of any offering

$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
$19.0
$34.0
$67.0
$156.0
$210.0
2009
2010
2011
2012
2013E

$160.0
$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
$15.2
$23.6
$49.9
$115.9
$150.0
2009
2010
2011
2012
2013E

2013 Revenue and Adjusted EBITDA
(1)(2)
Estimated oil and natural gas revenues of $200 to
$220 million
Mid-point is an increase of 35% from $156.0
million in 2012
Estimated Adjusted EBITDA
(1)(2)
of $140 to $160
million
Mid-point is an increase of 29% from $115.9
million in 2012
Adjusted EBITDA
(1)(2)
growth expected to be
impacted by lower oil price realizations and an
estimated decrease of approximately $13 million in
realized hedging gains compared to 2012
2013 Operating Costs
Estimated average unit costs per BOE
Production taxes/marketing = $4.10
Lease operating = $8.20
G&A = $4.70
Operating cash costs, excluding interest = $17.00
DD&A = $29.50
2013 Financial Expectations
Oil and Natural Gas Revenues
(2)
(millions)
Adjusted EBITDA
(1)(2)
(millions)
(1)  Adjusted EBITDA is a non-GAAP financial measure. For a definition of Adjusted EBITDA and a reconciliation of Adjusted EBITDA to our net (loss) income and net cash provided by operating activities, see Appendix
(2)  Estimated 2013 oil and natural gas revenues and Adjusted EBITDA at midpoint of production guidance range using late November 2012 strip prices for oil and natural gas, plus property-specific differentials.  Estimated average realized prices for oil and natural gas used in these estimates were $94.00/Bbl and $4.43/Mcf, respectively

Appendix

Board of Directors and Special Board Advisors – Expertise and Stewardship

Board Members
and Advisors
Professional Experience Business Expertise
Dr. Stephen A. Holditch
Director
- Professor Emeritus and Former Head of Dept. of Petroleum Engineering, Texas A&M University
- Founder and Former President S.A. Holditch & Associates
- Past President of Society of Petroleum Engineers
Oil & Gas Operations
David M. Laney
Lead Director
- Past Chairman, Amtrak Board of Directors
- Former Partner, Jackson Walker LLP
Law & Investments
Gregory E. Mitchell
Director
- President and CEO, Toot’n Totum Food Stores Petroleum Retailing
Dr. Steven W. Ohnimus
Director
- Retired VP and General Manager, Unocal Indonesia Oil & Gas Operations
Michael C. Ryan
Director
- Partner, Berens Capital Management
International Business and
Finance
Margaret B. Shannon
Director
- Retired VP and General Counsel, BJ Services Co.
- Former Partner, Andrews Kurth LLP
Law and
Corporate Governance
Carlos M. Sepulveda, Jr.
Director
- President and CEO, Interstate Battery System International, Inc. (retiring May 2013)
- Chairman of the Board, Triumph Bancorp, Inc.
- Director and Audit Chair, Cinemark Holdings, Inc.
Business and Finance
Marlan W. Downey
Special Board Advisor
- Retired President, ARCO International
- Former President, Shell Pecten International
- Past President of American Association of Petroleum Geologists
Oil & Gas Exploration
Wade I. Massad
Special Board Advisor
- Managing Member, Cleveland Capital Management, LLC
- Former EVP Capital Markets, Matador Resources Company
- Formerly with KeyBanc Capital Markets and RBC Capital Markets
Capital Markets
Edward R. Scott, Jr.
Special Board Advisor
- Former Chairman, Amarillo Economic Development Corporation
- Law Firm of Gibson, Ochsner & Adkins
Law, Accounting and Real
Estate Development
W.J. “Jack” Sleeper, Jr.
Special Board Advisor
- Retired President, DeGolyer and MacNaughton (Worldwide Petroleum Consultants)
Oil & Gas Executive
Management

Proven Management Team – Experienced Leadership

Management Team Background and Prior Affiliations
Industry
Experience
Matador
Experience
Joseph Wm. Foran
Founder, Chairman and CEO
- Matador Petroleum Corporation, Foran Oil Company,
J Cleo Thompson Jr. and Thompson Petroleum Corp.
32 years Since Inception
David E. Lancaster
EVP and COO
- Schlumberger, S.A. Holditch & Associates, Inc., Diamond
Shamrock
33 years Since 2003
Matthew V. Hairford
EVP and Head of Operations
- Samson, Sonat, Conoco 28 years Since 2004
David F. Nicklin
Executive Director of Exploration
- ARCO, Senior Geological Assignments in UK, Angola,
Norway and the Middle East
41 years Since 2007
Bradley M. Robinson
VP, Reservoir Engineering
- Schlumberger, S.A. Holditch & Associates, Inc.,
Marathon
35 years Since Inception
Craig N. Adams
VP and General Counsel
- Baker Botts L.L.P., Thompson & Knight LLP 20 years Since 2012
Ryan C. London
VP and General Manager
- Matador Resources Company 9 years Since 2003
Kathryn L. Wayne
Controller and Treasurer
- Matador Petroleum Corporation, Mobil 28 years Since Inception

2013 and 2014 Hedging Profile
1.20 million barrels of oil hedged for
remainder of 2013 at weighted average
floor and ceiling of $88/Bbl and $107/Bbl,
respectively
6.6 Bcf of natural gas hedged for
remainder of 2013 at weighted average
floor and ceiling of $3.27/MMBtu and
$4.55/MMBtu, respectively
7.6 million gallons of natural gas liquids
hedged for remainder of 2013 at weighted
average price of $1.21/gal
1.68 million barrels of oil, 8.4 Bcf of natural
gas and 3.7 million gallons of natural gas
liquids hedged for 2014
Note: Hedged volumes shown in table for 2013 are for remainder of 2013; volumes shown in table for 2014 are for full calendar year.
At April 9, 2013, Matador has:
Oil Hedges (Costless Collars)
2013 2014
Total Volume Hedged by Ceiling (Bbl) 1,020,000 1,680,000
Weighted Average Price ($ / Bbl) $109.39 $98.55
Total Volume Hedged by Floor (Bbl) 1,020,000 1,680,000
Weighted Average Price ($ / Bbl) $87.35 $87.79
Oil Hedges (Swaps)
2013 2014
Total Volume Hedged (Bbl) 180,000 -
Weighted Average Price ($ / Bbl) $90.43 -
Natural Gas Hedges (Costless Collars)
2013 2014
Total Volume Hedged by Ceiling (Bcf) 6.55 8.40
Weighted Average Price ($ / MMBtu) $4.55 $5.15
Total Volume Hedged by Floor (Bcf) 6.55 8.40
Weighted Average Price ($ / MMBtu) $3.27 $3.32
Natural Gas Liquids (NGLs) Hedges (Swaps)
2013 2014
Total Volume Hedged (gal) 7,581,600 3,708,000
Weighted Average Price ($ / gal) $1.21 $1.44

Reserves Summary at December 31, 2012

Total proved reserves: 23.8 million BOE at December 31, 2012, including 10.5 million Bbl of oil and 80.0 Bcf of natural gas
Oil reserves grew 176% to 10.5 million Bbl from 3.8 million Bbl at December 31, 2011
PV-10
(1)
increased 70% to $423.2 million from $248.7 million at December 31, 2011, despite removal of close to 100 Bcf of proved undeveloped Haynesville shale gas reserves at June 30, 2012
Oil reserves comprised 44% (1 Bbl = 6 Mcf basis) of total proved reserves at December 31, 2012, up from
12% at December 31, 2011
Eagle Ford reserves comprised 93% of total PV-10
(1)
at December 31, 2012 as compared to 52% at
Sequential growth from September 30, 2012 to December 31, 2012
Oil reserves grew 25% to 10.5 million Bbl from 8.4 million Bbl at September 30, 2012
PV-10
(1)
increased 16% to $423.2 million from $363.6 million at September 30, 2012
(1) PV-10 is a non-GAAP financial measure.  For a reconciliation of Standardized Measure (GAAP) to PV-10 (non-GAAP), see Appendix
December 31, 2011

10,000
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
2,285
3,926
7,049
9,000
2009
2010
2011
2012

$180.0
$160.0
$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
$19.0
$34.0
$67.0
$156.0
2009
2010
2011
2012

$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
$15.2
$23.6
$49.9
$115.9
2009
2010
2011
2012

$180.0
$160.0
$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
$26.7
$39.3
$74.1
$170.0
2009
2010
2011
2012

Financial Performance
Oil and Natural Gas Revenues
($ in mm)
Total Realized Revenues
(2)
($ in mm)
Adjusted EBITDA
(1)
($ in mm)
Average Daily Production
(BOE/d)
(1) Adjusted EBITDA is a non-GAAP financial measure. For a definition of Adjusted EBITDA and a reconciliation of Adjusted EBITDA to our net (loss) income and net cash provided by operating activities, see Appendix
(2)  Includes realized gain on derivatives

Bandera
Guadalupe
Kinney
Uvalde
Gonzales
Wilson
Liquid potential increases
Zavala
Frio
Karnes
Maverick
Dimmit
La Salle
McMullen
Live Oak
San Patricio
Permits/Pre-Permits Intel [12]
FEET

South Texas: Pearsall Play
Anadarko
Newfield
Chesapeake
Shell
Gas Activity
Top Pearsall Depth Map
CI = 500’
Cheyenne
Chilipitin LTD #101H Permit
Note: All acreage at April 9, 2013.  Well data from public information.
CHK – Wilson C #1H
3.2 MMcf/d, 334 Bbl/d
97 Bbls/MMcf
Abnd. For EGFD
Cabot/Osaka JV
Osaka 35% ($14,285/ac. – 17,500ac.)
6 Horiz. Drilled
3 Permits
Schorp-White Ranch #101H
1  full mo. – 4,535 Bbl, 43MMcf
RH Pickens #101H
1 full mo. – 5,339 Bbl, 16MMcf
EOG Tests
500 – 2000 Bbl/mo.
Temp. Abnd.  or EGFD Horiz.
CHK
Ralph Edwards E #1H
IP: 135 Bbl/d, 1752 Mcf/d
17/64” w/ 2797 Ftp
5 mo.cum 6,917 Bbl, 153 MMcf
EOG
Robert Hindes #1H
IP: 263 Bbl/d, 4.3 MMCF/d
26/64” w/ 1977 Ftp
Cheyenne
Indio Tanks Horiz. program
4 horizs w/ 700 to 450 Bbl/d
Plus 4 to 6 MMcf/d
Yields 83 to 63 Bbls/MMcf
Cromwell #1H – 5 mo. 4 MBbl, 71 MMcf
A Williams B #1H – 5 mo. 20 MBbl, 129 MMcf
ZCW #1H – 5 mo. – 17 MBbl, 154 Mcf
Rosetta
Tom Hanks #1
Completed and
waiting on hook-up.
Valence Oper.
4 drilling wells and
2 Permits
Murray #1H
IP: 258Bbl/d, 106Mcf/d
Completed- Jan ‘13
Cheyenne
Rockin S #1H
Completed 12-21-2012
CHK - Avant D #1H
Suspended, waiting on
further completion work
CHK – Brownlow #1H
Could not test

st
st

BUDA TOP SS
Zavala
CHK
Best 3 mo. ~ 44 to 35 MBbl
Avg 24 MBbl
BBO&G,
Best 3 mo. ~ 10, 2 MBbl
BBO&G,Best 3 mo.
14 MBbl
BBO&G,
Best 3 mo. ~ 13 MBbl
GDP, BBO&G, TAR, Burnett
Best 3 mo. ~ 46, 37.9, 8, 5 MBbl
CRIMSON Exp.
Best 3 mo. ~ 12 MBbl
USENERCORP, ORXY
CHKFD Activity Best 3 mo.
~ 52 to 37 MBbl Avg 21 MBbl
GOODRICH
Best 3 mo. ~ 4
MBbl
CABOT, CHEYENNE
Best 3 mo. ~ 98 , 83 MBbl
Avg 25 MBbl
USENERCORP
Best 3 mo. ~ 2 MBbl
Dan Hughes Activity
Sage ~ 869 Bbl/d
BBO&G
Best 3 mo. ~ 15 - 6 MBbl
BBO&G - Morales
Pedro
Best 3 mo. ~ 19, 8, 5
MBbl
Atascosa
CML CHKFD Activity
Dual Laterals Play
GOODRICH - Burns Ranch
Best 3 mo. ~ 19 MBbl
GOODRICH, CHK, CARRIZO
Best 3 mo. ~ 54, 45 MBbl Avg 28 MBbl
CHK, EP ENERGY
Best 3 mo. ~ Avg 35 MBbl
McCullen
Legend
Pearsall Field - Austin Chalk Production
Pearsall Field - Buda Production
Chalkleford Test
Eagle Ford Test
Eagle Ford Permit
Buda Well with Highlight
CHKFD Data
EGFD Data
BUDA Data
Matador Acreage
WELL HIGHLIGHTS
FEET

Matador

Pearsall Field Area Buda / Eagle Ford / Chalkleford Activity 51 Note: All acreage at April 9, 2013. Well data from public information.

Adjusted EBITDA Reconciliation
This presentation includes, and certain statements made during this presentation may include, the non-GAAP financial measure of Adjusted EBITDA.  We believe Adjusted EBITDA helps us evaluate our operating performance and compare our results of operations from period to period without regard to our financing methods or capital structure. We define Adjusted EBITDA as earnings before interest expense, income taxes, depletion, depreciation and amortization, accretion of asset retirement obligations, property impairments, unrealized derivative gains and losses, certain other non-cash items and non-cash stock-based compensation expense, including stock option and grant expense and restricted stock and restricted stock units expense, and net gain or loss on asset sales and inventory impairment. Adjusted EBITDA is not a measure of net (loss)
income or cash flows as determined by GAAP. Adjusted EBITDA should not be considered an alternative to, or more meaningful than, net income or cash flows from operating activities as determined in accordance with
GAAP or as an indicator of our operating performance or liquidity.
The following tables present our calculation of Adjusted EBITDA and the reconciliation of Adjusted EBITDA to the GAAP financial measures of net (loss) income and net cash provided by operating activities, respectively, that are of a historical nature. Where references to Adjusted EBITDA are forward-looking, prospective or estimates in nature, and not based on historical fact, the table does not provide a reconciliation.  We could not provide such reconciliations without undue hardship because the Adjusted
EBITDA numbers included in this presentation, and that may be included in certain statements made during the presentation, are estimations, approximations and/or ranges. In addition, it would be difficult for us to present a detailed reconciliation on account of many unknown variables for the reconciling items.

Adjusted EBITDA Reconciliation
The following table presents our calculation of Adjusted EBITDA and reconciliation of Adjusted EBITDA to the GAAP financial measures of net (loss)
income and cash provided by operating activities, respectively.
(In thousands)
2007 2008 2009 2010 2011 2012
Unaudited Adjusted EBITDA reconciliation to Net Income (Loss):
Net (loss) income ($300) $103,878 ($14,425) $6,377 ($10,309) ($33,261)
Interest expense - - - 3 683 1,002
Total income tax provision (benefit) - 20,023 (9,925) 3,521 (5,521) (1,430)
Depletion, depreciation and amortization 7,889 12,127 10,743 15,596 31,754 80,454
Accretion of asset retirement obligations 70 92 137 155 209 256
Full-cost ceiling impairment - 22,195 25,244 - 35,673 63,475
Unrealized loss (gain) on derivatives 211 (3,592) 2,375 (3,139) (5,138) 4,802
Stock option and grant expense 205 605 622 824 2,362 (589)
Restricted stock grants 15 60 34 74 44 729
Net loss (gain) on asset sales and inventory impairment - (136,977) 379 224 154 485
Adjusted EBITDA $8,090 $18,411 $15,184 $23,635 $49,911 $115,923
(In thousands)
2007 2008 2009 2010 2011 2012
Unaudited Adjusted EBITDA reconciliation to Net Cash Provided by Operating Activities:
Net cash provided by operating activities $7,881 $25,851 $1,791 $27,273 $61,868 $124,228
Net change in operating assets and liabilities 209 (17,888) 15,717 (2,230) (12,594) (9,307)
Interest expense - - - 3 683 1,002
Current income tax provision (benefit) - 10,448 (2,324) (1,411) (46) -
Adjusted EBITDA $8,090 $18,411 $15,184 $23,635 $49,911 $115,923
Year Ended December 31,
Year Ended December 31,

PV-10 Reconciliation
PV-10 is a non-GAAP financial measure and generally differs from Standardized Measure, the most directly comparable GAAP financial measure, because it does not include the effects of income taxes on future net revenues. PV-10 is not an estimate of the fair market value of our properties. Matador and others in the industry use PV-10 as a measure to compare the relative size and value of proved reserves held by companies and of the potential return on investment related to the companies’ properties without regard to the specific tax characteristics of such entities. The PV-10 at December 31, 2008, December 31, 2009,
December 31, 2010, December 31, 2011, September 30, 2012 and December 31, 2012 may be reconciled to the Standardized Measure of discounted future net cash flows at such dates by reducing PV-10 by the discounted future income taxes associated with such reserves. The PV-10 at December 31, 2008,
December 31, 2009, December 31, 2010, December 31, 2011, September 30, 2012 and December 31,
2012 were, in millions, $44.1, $70.4, $119.9, $248.7, $363.6 and $423.2, respectively. The discounted future income taxes at December 31, 2008, December 31, 2009, December 31, 2010, December 31, 2011,
September 30, 2012 and December 31, 2012 were, in millions, $0.8, $5.3, $8.8, $33.2, $29.7 and $28.6, respectively.